Business Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Business Acquisitions	Business Acquisitions
Donde Fashion Inc.

On July 20, 2021, the Company completed the acquisition of software company Donde Fashion Inc. (Donde), a Delaware corporation, and its subsidiary Donde Mobile R&D Ltd.. With this acquisition, the Company added engineering talent to expand its research and development capabilities. The Company acquired 100 percent of the outstanding shares of Donde in exchange for cash consideration of $50,687. The transaction was accounted for as a business combination. The operations of Donde have been consolidated into the Company’s results as of the acquisition date.

The following table summarizes the final purchase price allocation of the Donde assets acquired and liabilities assumed at the acquisition date:

Amount $
Cash	887
Accounts payable and other current liabilities	(7,377)
Technology	24,000
Net deferred tax liability on acquired intangibles	(4,390)

Goodwill	37,567
Total purchase price	50,687

The acquired technology was valued at $24,000 using a cost approach and is being amortized over 3 years. Goodwill from the Donde acquisition is primarily attributable to the expected synergies that will result from integrating Donde and its assembled workforce. None of the goodwill recognized is deductible for income tax purposes. The deferred tax liability relates to the taxable temporary difference on the acquired intangible assets.